Intangible Assets and Contract Liabilities - Amortization of Contract Liabilities Classified Under Time Charter and Bareboat Revenues on Consolidated Combined Carve-Out Income Statement for Next Five Years (Detail)
$ in Thousands
Dec. 31, 2015 USD ($)
Below Market Lease, Net, Amortization Income, Fiscal Year Maturity [Abstract]
2016	$ (1,518)
2017	(1,518)
2018	(1,518)
2019	(1,518)
2020 and thereafter	$ (5,203)